UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2005

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed on April 26, 2005 with the Securities and Exchange Commission (the “SEC”), on April 25, 2005, Adelphia Communications Corporation and its subsidiaries (the “Company” or “Adelphia”) agreed to settle pending and potential claims by the SEC and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”) related to the conduct of Adelphia’s prior management.  Under the settlement, the Company agreed to contribute $715 million in value to a fund to be administered by the United States Attorney General and the SEC for the benefit of investors harmed by the activities of prior management (the “Restitution Fund”).  The payment to the Restitution Fund will consist of stock, future proceeds of litigation and, assuming consummation of the Company’s pending sale to Time Warner NY Cable LLC (“TW NY”), a subsidiary of Time Warner Cable Inc., and Comcast Corporation (or another sale generating cash of at least $10 billion), cash.  Also effective April 25, 2005, the Company entered into a settlement agreement with certain members of the Rigas family, who have also entered into a settlement agreement with the U.S. Attorney.

The settlement, among other things, resolves the ownership of more than a dozen so-called “managed cable entities” — cable systems totaling approximately 227,000 subscribers that are owned by the Rigas family but managed by Adelphia.  The Rigas family will forfeit to the United States (a) all but two of the managed cable entities (Coudersport Television Cable Co. and Bucktail Broadcasting Corp., with approximately 5,200 subscribers in March 2005), (b) certain specified real estate and (c) all securities in Adelphia directly or indirectly owned by the Rigas family.  The United States will then transfer those forfeited cable entities to the Company for inclusion in the sale (or, if a sale is not consummated, a reorganized Company).  The forfeited cable entities to be transferred to Adelphia represent the overwhelming majority of the managed cable entities’ subscribers and value.  The United States will also transfer to Adelphia the forfeited real estate relating to Adelphia’s cable operations, certain other real estate and the Adelphia securities.  Adelphia will provide the Rigases with $11.5 million to be applied towards litigation costs and will indemnify certain of the Rigases for certain future litigation costs.  In addition, the Company will indemnify Coudersport Television Cable Co. and Bucktail Broadcasting Corp. against claims asserted by certain lenders up to the fair market value of those entities (without regard to their obligations with respect to such indebtedness).

As described above, the Rigas family (other than John and Timothy Rigas) will retain the two small cable entities in Coudersport/Port Allegheny and Emporium, Pennsylvania.  Adelphia is required to continue to provide certain management services and support to the two entities through the end of 2005.  In exchange for its management services, the Company will receive five percent (5%) of the gross operating revenues of these entities.  Adelphia has also agreed to customary terms involving future cooperation with the U.S. Attorney and the SEC, and to a final judgment requiring future compliance with securities laws.

The composition of Adelphia’s $715 million payment to the Restitution Fund will depend on the results of the pending sale to TW NY and Comcast Corporation.  In the event of a sale generating both stock and at least $10 billion in cash, as contemplated in the pending transaction, the components of the Company’s payment to the Restitution Fund will consist of $600 million in cash and stock (with at least $200 million in cash) and a $115 million interest in future proceeds of litigation against third parties who injured Adelphia.  If, however, the sale (or another sale) is not consummated and instead Adelphia emerges from bankruptcy as an independent entity, the $600 million component will consist entirely of Adelphia stock.

Such settlements were subject to the approval of both the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and the United States District Court for the Southern District of New York (the “District Court”).  On May 18, 2005, Judge Leonard B. Sand in the District Court conditionally approved the settlement agreement between the U.S. Attorney and the Rigas family (the “District Court Order”).  On May 26, 2005, Judge Robert E. Gerber in the Bankruptcy Court approved the settlements between the Company and, respectively, the Rigas family, the U.S. Attorney and the SEC (the “Bankruptcy Court Order”), and Judge P. Kevin Castel in the District Court approved the final judgment as modified between the Company and the SEC.  Various parties have challenged and sought appellate review of the Bankruptcy Court Order and the District Court Order.

The foregoing description of the terms of the settlement does not purport to be complete and is qualified in its entirety by reference to each of the Non-Prosecution Agreement between the Company and the U.S. Attorney, Consent of Defendant Adelphia Communications Corporation in the SEC action, Settlement Agreement between the Company and the Rigas family and Settlement Agreement between the U.S. Attorney and the Rigas family, copies of which are incorporated by reference herein as Exhibits 10.1, 10.2, 10.4 and 99.1, respectively, and by reference to each of the Final Judgment as to Defendant Adelphia Communications Corporation in the SEC action, District Court Order conditionally approving the settlement agreement between the U.S. Attorney and the Rigas family and Bankruptcy Court Order approving the settlements between the Company and, respectively, the Rigas family, the U.S. Attorney and the SEC, copies of which are attached hereto as Exhibits 10.3, 99.2 and 99.3, respectively.

A description of the relationship between Adelphia and certain members of the Rigas family is contained in Adelphia’s Annual Report on Form 10-K for the year ended December 31, 2003 under the headings “Notes to Consolidated Financial Statements, Note 6:  Transactions with the Rigas Family and Rigas Family Entities” and “Item 13.  Certain Relationships and Related Transactions — Related Transactions — Rigas Family.”

Item 9.01.  Financial Statements and Exhibits.

Exhibit 10.1

Non-Prosecution Agreement between the Office of the United States Attorney for the Southern District of New York, on the one hand, and Adelphia Communications Corporation, the subsidiaries listed in the Company’s Form 10-K for fiscal year 2003, the subsequently-formed or acquired subsidiaries listed on Exhibit S thereto and any joint ventures in which the Company has or acquires a controlling interest, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 26, 2005)
(File No. 0-16014).

Exhibit 10.2	Consent of Defendant Adelphia Communications Corporation (Incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 10.3	Final Judgment as to Defendant Adelphia Communications Corporation, dated May 26, 2005.

Exhibit 10.4

Settlement Agreement between Adelphia Communications Corporation and all of its subsidiaries, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and individuals and entities listed on Exhibit A thereto and Peter L. Venetis, on the other hand, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.1

Settlement Agreement between the United States Attorney’s Office for the Southern District of New York, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and their affiliated entities listed on Exhibit A thereto, on the other hand, dated April 24, 2005 (Incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on April 26, 2005)
(File No. 0-16014).

Exhibit 99.2	Opinion and Order of the United States District Court for the Southern District of New York, dated May 18, 2005.

Exhibit 99.3

Order Approving Three Related Agreements Between the Debtors and the Securities and Exchange Commission, the Debtors and the Department of Justice, and the Debtors and the Rigas Family of the United States Bankruptcy Court for the Southern District of New York, dated May 26, 2005.

Exhibit 99.4	Order Approving Settlement Agreement of the United States District Court for the Southern District of New York, dated May 31, 2005.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to TW NY and Comcast Corporation is approved and consummated, whether the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those settlements are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2005	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ Brad M. Sonnenberg
Name: Brad M. Sonnenberg
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1

Non-Prosecution Agreement between the Office of the United States Attorney for the Southern District of New York, on the one hand, and Adelphia Communications Corporation, the subsidiaries listed in the Company’s Form 10-K for fiscal year 2003, the subsequently-formed or acquired subsidiaries listed on Exhibit S thereto and any joint ventures in which the Company has or acquires a controlling interest, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 10.2	Consent of Defendant Adelphia Communications Corporation (Incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 10.3	Final Judgment as to Defendant Adelphia Communications Corporation, dated May 26, 2005.

Exhibit 10.4

Settlement Agreement between Adelphia Communications Corporation and all of its subsidiaries, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and individuals and entities listed on Exhibit A thereto and Peter L. Venetis, on the other hand, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.1

Settlement Agreement between the United States Attorney’s Office for the Southern District of New York, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and their affiliated entities listed on Exhibit A thereto, on the other hand, dated April 24, 2005 (Incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on April 26, 2005)
(File No. 0-16014).

Exhibit 99.2	Opinion and Order of the United States District Court for the Southern District of New York, dated May 18, 2005.

Exhibit 99.3

Order Approving Three Related Agreements Between the Debtors and the Securities and Exchange Commission, the Debtors and the Department of Justice, and the Debtors and the Rigas Family of the United States Bankruptcy Court for the Southern District of New York, dated May 26, 2005.

Exhibit 99.4	Order Approving Settlement Agreement of the United States District Court for the Southern District of New York, dated May 31, 2005.